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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.2

PRODUCT SUPPLEMENT/AWARD LETTER (BLADE)

This Product Supplement/Award Letter (this "Award Letter") is made on and as of the 24th day of May, 2002 ("Effective Date") by and between Sun Microsystems, Inc. ("Sun") and Dot Hill Systems Corporation ("Supplier"), pursuant to the Product Purchase Agreement, dated as of May 24, 2002, Agreement No. AR-63645, made between the parties (the "Agreement"). Capitalized terms not defined in this Award Letter have the meanings set forth in the Agreement. The parties agree as follows:

1    SCOPE: Neither this Award Letter nor the Agreement constitutes a commitment by Sun to purchase Products unless Sun, in its sole discretion, issues one or more P.O.'s in the manner described in the Agreement. The terms and conditions of the Agreement are incorporated herein by reference as if set forth in full.

2    PRODUCT DESCRIPTIONS AND PRICING/COST REDUCTIONS: Product descriptions and pricing are set forth in Exhibit A to this Award Letter. Supplier will provide to Sun at least a [...***...] Product price reduction per quarter commencing [...***...] after Sun's general availability ("GA") of the Product; provided however, that the Product pricing shall be subject to further reduction based on the market competitiveness of the Products. Such price reductions shall continue in effect until such time as the parties mutually agree that no further cost reductions can be derived due to Product maturation.

3    MINIMUM PURCHASE RIGHTS PERIOD: Pursuant to the terms of Section 2.1 of the Agreement, the Minimum Purchase Rights Period (as defined therein) is [...***...].

4    UPSIDE SUPPORT: Sun may request all or any part of Upside quantity at anytime during the applicable quarter up to the maximum amount indicated beginning with Sun's GA of the Sun product or system that incorporates the Product(s). Supplier shall sell, manufacture and ship such Upside quantities to Sun on a "first-in, first-out" basis within five (5) business days after Sun's written request.

Timeframe	Days Advance Notice	Upside Max. Percentage Increase
[...***...]

Supplier shall use reasonable efforts to accommodate any request from Sun to accelerate delivery of Upside quantities of Products within the timeframes indicated above. With respect to any request for quantities in excess of Upside Support described above, the parties shall negotiate in good faith acceptable delivery dates.

5    SUN-UNIQUE COMPONENTS: The initial List of Sun-unique Components is set forth as Exhibit B.

6    STATEMENT OF WORK: The Statement of Work is set forth as Exhibit C.

7    SPECIFICATION: The Product Specification is set forth as Exhibit D.

8    SUN CONTRACTORS: The list of Sun Contractors, if any, is set forth in Exhibit E.

9    EXTERNAL MANUFACTURERS: The list of External Manufacturers, if any, is set forth in Exhibit F.

10    BUSINESS CONTINUITY PLAN: Supplier's business continuity plan for the Product is set forth in Exhibit G.

11    DEMAND REPLENISHMENT: The Demand Replenishment Program for the Product is set forth in Exhibit H.

12    LICENSED SOFTWARE:    The Licensed Software shall mean the most current version of SanPath Basic,SanPath Advanced and SanScape. The Software License Fees for SanPath Basic, SanPath Advanced and SanScape are included in the Product price where applicable, as set forth in Exhibit A, and there are no additional Software License Fees.

13    AWARD LETTER COMPONENTS: The parties agree to be bound by these terms and conditions which consists of the Award Letter and the Exhibits indicated below:

  ☒ Exhibit A (Product Descriptions and Pricing)
  ☒ Exhibit B (Sun-unique Components)
  ☒ Exhibit C (Statement of Work)
  ☒ Exhibit D (Specification)
  ☒ Exhibit E (Sun Contractors)
  ☒ Exhibit F (External Manufacturers)
  ☒ Exhibit G (Business Continuity Plan)
  ☒ Exhibit H (Demand Replenishment Program)
  ☐ Exhibit I (Licensed Software)

        The undersigned duly authorized representatives of the parties have executed and delivered this Award Letter as of the Effective Date.

Sun Microsystems, Inc.	Dot Hill Systems Corporation

By	By

Name	Name

Title	Title

Date	Date

Sun Microsystems International B.V.	Dot Hill Systems BV

By	By

Name	Name

Title	Title

Date	Date

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT A
PRICING AND PRODUCT DESCRIPTION
(attached)
[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT B
SUN-UNIQUE COMPONENTS
(attached)
[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT C
STATEMENT OF WORK
(attached)

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

Minnow Statement of Work and Product Requirements

Minnow Project

Statement of Work
And Product Requirements
[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT D
SPECIFICATIONS
(attached)

The attached specification is substantially complete, but has not been finalized with respect to certain items, which are indictaed herein. The parties agree to negotiate in good faith to reach agreement on the remaining items within fourteen (14) days of the Effective Date of the Agreement.

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

Engineering Specification
for the
[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT E
SUN CONTRACTORS

Not currently applicable.

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT F
EXTERNAL MANUFACTURERS

Solectron Corporation
847 Gibraltar Drive
Building 5
Milpitas, CA 95035

Solectron Technology Sdn. Bhd.
Plot 13 Phase IV
Prai Industrial Estate
13600 Prai
Penang, Malaysia

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT G
BUSINESS CONTINUITY PLAN
(attached)

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

DOT HILL SYSTEMS CORP.
DISASTER RECOVERY AND BUSINESS CONTINUITY PLAN
May 14, 2002

This package is to document Dot Hill's current disaster recovery and business continuity plan. This package will be updated periodically on an as needed basis. This package contemplates that products will be manufactured at Solectron Corporation, and therefore, includes Solectron's Corporate Disaster Response and Recovery Document as part of the overall plan.

[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

Solectron

Corporate Disaster Response and Recovery Document

April 24, 2002

[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

EXHIBIT H
DEMAND REPLENISHMENT PROGRAM

[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

Attachment A
Demand Replenishment Products

Raw Materials:

Product Description	Sun Part Number

Finished Goods:

Sun Part Number	Product Description
[...***...]

[*]=CONFIDENTIAL TREATMENT REQUEST(ED).

QuickLinks

PRODUCT SUPPLEMENT/AWARD LETTER (BLADE)
EXHIBIT A PRICING AND PRODUCT DESCRIPTION (attached) [...***...]
EXHIBIT B SUN-UNIQUE COMPONENTS (attached) [...***...]
EXHIBIT C STATEMENT OF WORK (attached)
Minnow Statement of Work and Product Requirements
Minnow Project Statement of Work And Product Requirements [...***...]
EXHIBIT D SPECIFICATIONS (attached)
Engineering Specification for the [...***...]
EXHIBIT E SUN CONTRACTORS
EXHIBIT F EXTERNAL MANUFACTURERS
EXHIBIT G BUSINESS CONTINUITY PLAN (attached)
DOT HILL SYSTEMS CORP. DISASTER RECOVERY AND BUSINESS CONTINUITY PLAN May 14, 2002
Solectron Corporate Disaster Response and Recovery Document April 24, 2002 [...***...]
EXHIBIT H DEMAND REPLENISHMENT PROGRAM
Attachment A Demand Replenishment Products